April 15, 2013

BNY MELLON FUNDS TRUST

- BNY Mellon International Equity Income Fund

Supplement to Prospectus

dated December 31, 2012

The following information supersedes and replaces the information contained in the section of the Fund's prospectus entitled "Fund Summary – BNY Mellon International Equity Income Fund – Portfolio Management":

The fund's investment adviser is BNY Mellon Fund Advisers, a division of The Dreyfus Corporation.  Investment decisions for the fund are made by the Active Equity Team of Mellon Capital Management Corporation (Mellon Capital), an affiliate of The Dreyfus Corporation.  The team members are C. Wesley Boggs, Warren Chiang, CFA and Ronald Gala, CFA, each of whom is a portfolio manager of the fund.  The team has managed the fund since December 2011. Mr. Boggs is a vice president and senior portfolio manager at Mellon Capital.  Mr. Chiang is a managing director of active equity strategies at Mellon Capital.  Mr. Gala is a director and senior portfolio manager at Mellon Capital.  Each member of the team is also an employee of The Dreyfus Corporation.  There are no limitations on the role of a team member with respect to making investment decisions for the fund.

The following information supersedes any contrary information contained in the sections of the Fund's prospectus entitled "Fund Details – Management – Portfolio Managers – BNY Mellon International Equity Income Fund" and "—Biographical Information":

BNY Mellon International Equity Income Fund's primary portfolio managers are C. Wesley Boggs, Warren Chiang, CFA, and Ronald Gala, CFA.

C. Wesley Boggs has been a primary portfolio manager of BNY Mellon International Equity Income Fund since its inception in December 2011. He is a member of the Active Equity Team of Mellon Capital Corporation (Mellon Capital), an affiliate of Dreyfus, which makes investment decisions for BNY Mellon International Equity Income Fund. Mr. Boggs has been employed by Dreyfus since 2007. He is a vice president and senior portfolio manager at Mellon Capital, where he has been employed since 1993.

Warren Chiang, CFA, has been a primary portfolio manager of BNY Mellon International Equity Income Fund since its inception in December 2011. He is a member of the Active Equity Team of Mellon Capital, which makes investment decisions for BNY Mellon International Equity Income Fund. Mr. Chiang has been employed by Dreyfus since 2007. He is a managing director of active equity strategies at Mellon Capital, where he has been employed since 1997.

Ronald Gala, CFA, has been a primary portfolio manager of BNY Mellon International Equity Income Fund since its inception in December 2011. He is a member of the Active Equity Team of Mellon Capital, which makes investment decisions for BNY Mellon International Equity Income Fund. Mr. Gala has been employed by Dreyfus since 1998. He is a director and senior portfolio manager at Mellon Capital and has been employed by Mellon Capital or predecessor BNY Mellon entities since 1993.